UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 27, 2014

HAVE GUN WILL TRAVEL ENTERAINMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-1598924	46-4333787
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 Canoga Avenue, 4th Floor, Woodland Hills, CA 91367-6554
(Address of principal executive offices)

818-835-2822
(Registrant's telephone number, including area code)

N/A
(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 27, 2014, Have Gun Will Travel Entertainment, Inc. (“HGWT”) entered into a treatment purchase agreement (the “Purchase Agreement”) with Frank Simon (“Simon”). Pursuant to the Purchase Agreement, HGWT sold all of its rights in certain developed intellectual material entitled “Blagger Boys” to Simon. The purchase was made for cash in the amount of $7,500.

Prior to the date of the Agreement, HGWT had no interaction, other than the negotiation of the Agreement, with Simon.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Treatment Purchase Agreement, by and between Have Gun Will Travel Entertainment, Inc. and Frank Simon, dated June 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Have Gun Will Travel Entertainment, Inc.

Date: July 2, 2014	By:	/s/ Tommie Ray
	Name:	Tommie Ray
	Title:	President

EXHIBIT INDEX
Exhibit No.	Document Description

10.1	Treatment Purchase Agreement, by and between Have Gun Will Travel Entertainment, Inc. and Frank Simon, dated June 27, 2014